Exhibit 1


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1- CVM Code                           2- Company Name                     3- General Taxpayers' Register
01629-2                               PERDIGAO S.A.                       01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------
4- NIRE
35300149947
--------------------------------------------------------------------------------------------------------------

01.02 - HEAD OFFICE ADDRESS

--------------------------------------------------------------------------------------------------------------
1- Full Address (Street, Number and Complement)                         2- District
AV. ESCOLA POLITECNICA,760, 2nd floor                                   JAGUARE
--------------------------------------------------------------------------------------------------------------
3- Zip Code                      4- City                          5- State
05350-901                        SAO PAULO                        S.P.
--------------------------------------------------------------------------------------------------------------
6- DDD            7- Telephone       8- Telephone        9- Telephone       10- Telex
(Long             3718-5301          3718-5306           3718-5465
distance)
5511
--------------------------------------------------------------------------------------------------------------
11- DDD (Long        12- Fax                     13- Fax                        14- Fax
distance)            3718-5297                   3714-4436
5511
--------------------------------------------------------------------------------------------------------------
15- E-MAIL

ACOES@PERDIGAO.COM.BR
--------------------------------------------------------------------------------------------------------------


01.03 - INVESTOR RELATIONS DIRECTOR (ADDRESS FOR CORRESPONDENCE WITH THE COMPANY)

--------------------------------------------------------------------------------------------------------------

1- Name
WANG WEI CHANG
--------------------------------------------------------------------------------------------------------------
2- Full Address (Place, Number and Complement)                             3- District
AV. ESCOLA POLITECNICA,760 - 2nd floor                                     JAGUARE
--------------------------------------------------------------------------------------------------------------
4- Zip Code (CEP)                        5- City                                            6- State
05350-901                                SAO PAULO                                          S.P.
--------------------------------------------------------------------------------------------------------------
7- DDD (long distance)     8- Telephone      9- Telephone    10- Telephone      11- Telex   12- DDD (long
5511                       3718-5301         3718-5306       3718-5465                      distance) 5511
--------------------------------------------------------------------------------------------------------------
13- Fax                    14- Fax                    15- Fax                     16- E-MAIL
3718-5297                  3714-4436                                              acoes@perdigao.com.br
--------------------------------------------------------------------------------------------------------------



01.04  - REFERENCE / AUDITOR

--------------------------------------------------------------------------------------------------------------
    Current fiscal year                 Current Quarter                         Previous Quarter
--------------------------------------------------------------------------------------------------------------
1- Begin       2- End       3- Quarter    4- Begin     5- End        6- Quarter    7- Begin     8- End

01/01/2002     12/31/2002        3        07/01/2002   09/30/2002        2         04/01/2002   06/30/2002
--------------------------------------------------------------------------------------------------------------
9- Auditing Company                                                                10- CVM Code
    Ernst & Young S/C                                                                    00471-5
--------------------------------------------------------------------------------------------------------------
11- Technical in Charge                                                            12- Technical in Charge
      Luiz Carlos Passetti                                                         Taxpayers' Register
                                                                                    001.625.898-32
--------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------

1-CVM Code                            2-Company Name                      3- General Taxpayers' Register
01629-2                               PERDIGAO S.A.                       01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------

01.05 - CURRENT COMPOSITION OF  CAPITAL

--------------------------------------------------------------------------------------------------------------
Number of Shares            1- Current quarter         2-  Previous quarter      4- Same quarter of previous
(units)                     September 30, 2002         June 30, 2002             year
                                                                                 September 30, 2001
--------------------------------------------------------------------------------------------------------------
PAID-UP CAPITAL
--------------------------------------------------------------------------------------------------------------
1.COMMON                             15,471,957                15,471,957                  15,471,957
--------------------------------------------------------------------------------------------------------------
2.PREFERRED                          29,180,427                29,180,427                  29,180,427
--------------------------------------------------------------------------------------------------------------
3.TOTAL                              44,652,384                44,652,384                  44,652,384
--------------------------------------------------------------------------------------------------------------
IN TREASURY
--------------------------------------------------------------------------------------------------------------
4.COMMON                                  7,900                     7,900                       7,900
--------------------------------------------------------------------------------------------------------------
5.PREFERRED                             135,595                   135,595                     135,595
--------------------------------------------------------------------------------------------------------------
6.TOTAL                                 143,495                   143,495                     143,495
--------------------------------------------------------------------------------------------------------------

01.06 - COMPANY PROFILE

--------------------------------------------------------------------------------
1 - TYPE OF COMPANY
Industrial, Commercial and Others
--------------------------------------------------------------------------------
2 - SITUATION
Operational
--------------------------------------------------------------------------------
3 - NATURE OF SHARE CONTROL
National Private
--------------------------------------------------------------------------------
4 - CODE OF ACTIVITY
1170000 - Participation & Administration
--------------------------------------------------------------------------------
5 -  MAIN ACTIVITY
Holding
--------------------------------------------------------------------------------
6 - CONSOLIDATED TYPE
Total
--------------------------------------------------------------------------------
7 - TYPE OF AUDITOR'S REPORT
No exception
--------------------------------------------------------------------------------

01.07- COMPANIES NOT INCLUDED IN CONSOLIDATED FINANCIAL STATEMENTS

1- Item            2- General Taxpayers' Register                        3- Name


01.08 - DECLARED AND/OR PAID DIVIDENDS DURING AND AFTER THE QUARTER

--------------------------------------------------------------------------------------------------------------
1- ITEM    2- EVENT  3-APPROVAL    4-  DIVIDENDS             5-  BEGINNING   6- TYPE OF    7- AMOUNT PER
                     DATE                                    OF PAYMENT      SHARE         SHARE
--------------------------------------------------------------------------------------------------------------
01         Board     03/22/2002    Interest over company     08/30/2002      Common        0.1213200000
           Meeting                 capital
--------------------------------------------------------------------------------------------------------------
02         Board     03/22/2002    Interest over company     08/30/2002      Preferred     0.1213200000
           Meeting                 capital
--------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Company Name                                             3- General Taxpayers'
                                                                               Register
01629-2            PERDIGAO S.A.                                               01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------



01.09 - PAID-UP CAPITAL AND CHANGES IN THE CURRENT PERIOD

----------------------------------------------------------------------------------------------------------------------
1-ITEM     2-DATE OF   3- CAPITAL STOCK   4- AMOUNT       5- SOURCE    6- QUANTITY OF    7- PRICE OF SHARE IN THE
           CHANGE       (thousand Reais)   (thousand      OF CHANGE    ISSUED SHARES     ISSUANCE
                                          Reais)                           ( units)                (Reais)
----------------------------------------------------------------------------------------------------------------------
    01     04/23/2002             490,000             142 Capital                      0                 0,0000000000
                                                          Reserve
----------------------------------------------------------------------------------------------------------------------
    02     04/23/2002             490,000          74,425 Profit                       0                 0,0000000000
                                                          Reserve
----------------------------------------------------------------------------------------------------------------------


01.10 - INVESTOR RELATIONS DIRECTOR

--------------------------------------------------------------------------------
1 - Date           2 - Signature
11/06/2002
--------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION
-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Company Name                                          3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------


02.01- BALANCE SHEET - ASSETS  (IN THOUSANDS OF REAIS)

-------------------------------------------------------------------------------------------------------------
1 - Code           2 - Description                         3 - 09/30/2002          4 - 06/30/2002
-------------------------------------------------------------------------------------------------------------
1                  TOTAL ASSETS                                            652,236                   679,001
-------------------------------------------------------------------------------------------------------------
1.01               CURRENT ASSETS                                            7,831                    11,994
-------------------------------------------------------------------------------------------------------------
1.01.01            Cash and Banks                                               63                        28
-------------------------------------------------------------------------------------------------------------
1.01.02            Credits                                                       0                         0
-------------------------------------------------------------------------------------------------------------
1.01.03            Inventories                                                   0                         0
-------------------------------------------------------------------------------------------------------------
1.01.04            Others                                                    7,768                    11,966
-------------------------------------------------------------------------------------------------------------
1.01.04.01         Dividends and Interest Over Capital                           0                     4,590
-------------------------------------------------------------------------------------------------------------
1.01.04.02         Taxes to Recover                                          7,433                     7,220
-------------------------------------------------------------------------------------------------------------
1.01.04.03         Deferred Taxes                                              323                       116
-------------------------------------------------------------------------------------------------------------
1.01.04.04         Other Fees                                                   12                        12
-------------------------------------------------------------------------------------------------------------
1.01.04.05         Advanced Expenses                                             0                        28
-------------------------------------------------------------------------------------------------------------
1.02               NONCURRENT ASSETS                                         2,876                     2,783
-------------------------------------------------------------------------------------------------------------
1.02.01            Credits                                                       0                         0
-------------------------------------------------------------------------------------------------------------
1.02.02            Credits with Associates                                       0                         0
-------------------------------------------------------------------------------------------------------------
1.02.02.01         With Affiliates                                               0                         0
-------------------------------------------------------------------------------------------------------------
1.02.02.02         With Subsidiaries                                             0                         0
-------------------------------------------------------------------------------------------------------------
1.02.02.03         With Other Associates                                         0                         0
-------------------------------------------------------------------------------------------------------------
1.02.03            Others                                                    2,876                     2,783
-------------------------------------------------------------------------------------------------------------
1.02.03.01         Deferred Taxes                                              208                       211
-------------------------------------------------------------------------------------------------------------
1.02.03.02         Legal Deposits                                            2,633                     2,537
-------------------------------------------------------------------------------------------------------------
1.02.03.03         Other Receivables                                            35                        35
-------------------------------------------------------------------------------------------------------------
1.03               PERMANENT ASSETS                                        641,529                   664,224
-------------------------------------------------------------------------------------------------------------
1.03.01            Investments                                             641,529                   664,224
-------------------------------------------------------------------------------------------------------------
1.03.01.01         Equity in Affiliates                                          0                         0
-------------------------------------------------------------------------------------------------------------
1.03.01.02         Equity in Subsidiaries                                  641,529                   664,224
-------------------------------------------------------------------------------------------------------------
1.03.01.03         Other Investments                                             0                         0
-------------------------------------------------------------------------------------------------------------
1.03.02            Fixed Assets                                                  0                         0
-------------------------------------------------------------------------------------------------------------
1.03.03            Deferred                                                      0                         0
-------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION
-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Company Name                                          3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------



02.02- BALANCE SHEET - LIABILITIES (IN THOUSANDS OF REAIS)

-------------------------------------------------------------------------------------------------------------
1 - Code           2 - Description                              3 - 09/30/2002       4 - 06/30/2002
-------------------------------------------------------------------------------------------------------------
2                  TOTAL LIABILITIES                                         652,236                 679,001
-------------------------------------------------------------------------------------------------------------
2.01               CURRENT LIABILITIES                                         6,036                   8,197
-------------------------------------------------------------------------------------------------------------
2.01.01            Loans                                                           0                       0
-------------------------------------------------------------------------------------------------------------
2.01.02            Debentures                                                      0                       0
-------------------------------------------------------------------------------------------------------------
2.01.03            Suppliers                                                       0                       0
-------------------------------------------------------------------------------------------------------------
2.01.04            Taxes, Charges and Contribution                                44                      44
-------------------------------------------------------------------------------------------------------------
2.01.04.01         Social Contributions                                           27                      27
-------------------------------------------------------------------------------------------------------------
2.01.04.02         Tax Obligations                                                17                      17
-------------------------------------------------------------------------------------------------------------
2.01.05            Dividends Payable                                              20                      20
-------------------------------------------------------------------------------------------------------------
2.01.06            Provisions                                                    260                     202
-------------------------------------------------------------------------------------------------------------
2.01.06.01         Provisions for vacations & 13th salaries                      260                     202
-------------------------------------------------------------------------------------------------------------
2.01.07            Debts with Associates                                       5,580                   2,690
-------------------------------------------------------------------------------------------------------------
2.01.08            Others                                                        132                   5,241
-------------------------------------------------------------------------------------------------------------
2.01.08.01         Interest on Company Capital                                   107                   5,216
-------------------------------------------------------------------------------------------------------------
2.01.08.02         Other Obligations                                              25                      25
-------------------------------------------------------------------------------------------------------------
2.02               NONCURRENT LIABILITIES                                        530                     597
-------------------------------------------------------------------------------------------------------------
2.02.01            Loans                                                           0                       0
-------------------------------------------------------------------------------------------------------------
2.02.02            Debentures                                                      0                       0
-------------------------------------------------------------------------------------------------------------
2.02.03            Provisions                                                      0                       0
-------------------------------------------------------------------------------------------------------------
2.02.04            Debts with Associates                                           0                       0
-------------------------------------------------------------------------------------------------------------
2.02.05            Others                                                        530                     597
-------------------------------------------------------------------------------------------------------------
2.02.05.01         Reserve for Contingencies                                     530                     597
-------------------------------------------------------------------------------------------------------------
2.03               DEFERRED INCOME                                                 0                       0
-------------------------------------------------------------------------------------------------------------
2.05               NET EQUITY                                                645,670                 670,207
-------------------------------------------------------------------------------------------------------------
2.05.01            Paid-up Capital Stock                                     490,000                 490,000
-------------------------------------------------------------------------------------------------------------
2.05.02            Capital Reserves                                                0                       0
-------------------------------------------------------------------------------------------------------------
2.05.02.01         Reserve for Fiscal Incentive                                    0                       0
-------------------------------------------------------------------------------------------------------------
2.05.03            Revaluation Reserve                                             0                       0
-------------------------------------------------------------------------------------------------------------
2.05.03.01         Owned Assets                                                    0                       0
-------------------------------------------------------------------------------------------------------------
2.05.03.02         Subsidiaries/ Affiliates                                        0                       0
-------------------------------------------------------------------------------------------------------------
2.05.04            Profit Reserves                                           182,808                 182,808
-------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION
-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Company Name                                          3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------


02.02 - BALANCE SHEET - LIABILITIES (IN THOUSANDS OF REAIS)

-------------------------------------------------------------------------------------------------------------
1 - Code           2 - Description                              3 - 09/30/2002       4 - 06/30/2002

-------------------------------------------------------------------------------------------------------------
2.05.04.01         Legal                                                      17,797                  17,797
-------------------------------------------------------------------------------------------------------------
2.05.04.02         Statutory                                                       0                       0
-------------------------------------------------------------------------------------------------------------
2.05.04.03         For Contigencies                                                0                       0
-------------------------------------------------------------------------------------------------------------
2.05.04.04         Profits Realizable                                              0                       0
-------------------------------------------------------------------------------------------------------------
2.05.04.05         Retained Earnings                                               0                       0
-------------------------------------------------------------------------------------------------------------
2.05.04.06         Special for Non-distributed Dividends                           0                       0
-------------------------------------------------------------------------------------------------------------
2.05.04.07         Other profit Reserves                                     165,011                 165,011
-------------------------------------------------------------------------------------------------------------
2.05.04.07.01      Expansion Reserves                                        165,826                 165,826
-------------------------------------------------------------------------------------------------------------
2.05.04.07.02      Increase Capital Reserves                                       0                       0
-------------------------------------------------------------------------------------------------------------
2.05.04.07.03      Treasury Shares                                             (815)                   (815)
-------------------------------------------------------------------------------------------------------------
2.05.05            Accumulated Profit/ Losses                               (27,138)                 (2,601)
-------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Company Name                                          3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------


03.01 -  STATEMENT OF INCOME (IN THOUSANDS OF REAIS)

--------------------------------------------------------------------------------------------------------------
1-Code        2-Description                    3-07/01/2002  4-01/01/2002  5-07/01/2001    6-01/01/2001 to
                                               to 09/30/2002 to 09/30/2002 to 09/30/2001   09/30/2001
--------------------------------------------------------------------------------------------------------------
3.01          GROSS INCOME FROM SALES AND/OR               0             0               0                  0
              SERVICES
--------------------------------------------------------------------------------------------------------------
3.02          Sales Returns                                0             0               0                  0
--------------------------------------------------------------------------------------------------------------
3.03          NET INCOME FROM SALES AND/OR                 0             0               0                  0
              SERVICES
--------------------------------------------------------------------------------------------------------------
3.04          Cost Of Goods And/Or Services                0             0               0                  0
              Sold
--------------------------------------------------------------------------------------------------------------
3.05          GROSS INCOME                                 0             0               0                  0
--------------------------------------------------------------------------------------------------------------
3.06          OPERATING INCOME/EXPENSES             (24,739)      (22,076)          38,568             91,248
--------------------------------------------------------------------------------------------------------------
3.06.01       With Sales                                   0             0               0                  0
--------------------------------------------------------------------------------------------------------------
3.06.02       General And Administrative               (551)       (1,884)           (492)            (1,638)
--------------------------------------------------------------------------------------------------------------
3.06.02.01    Administrative                           (160)         (789)           (135)              (629)
--------------------------------------------------------------------------------------------------------------
3.06.02.02    Management Compensation                  (391)       (1,095)           (357)            (1,009)
--------------------------------------------------------------------------------------------------------------
3.06.03       Financial                                 (71)           814             285              1,355
--------------------------------------------------------------------------------------------------------------
3.06.03.01    Financial Income                           819         2,152             588              1,732
--------------------------------------------------------------------------------------------------------------
3.06.03.02    Financial Expenses                       (890)       (1,338)           (303)              (377)
--------------------------------------------------------------------------------------------------------------
3.06.04       Other Operating Income                   7,864        11,115           4,041              8,766
-------------------------------------------------------------------------------------------------------------
3.06.05       Other Operating Expenses                     0             0               0                  0
--------------------------------------------------------------------------------------------------------------
3.06.06       Income On Equity                      (31,981)      (32,121)          34,734             82,765
--------------------------------------------------------------------------------------------------------------
3.07          OPERATING INCOME                      (24,739)      (22,076)          38,568             91,248
--------------------------------------------------------------------------------------------------------------
3.08          Non-operating Income                         0             0               0               (77)
--------------------------------------------------------------------------------------------------------------
3.08.01       Income                                       0             0               0                  0
--------------------------------------------------------------------------------------------------------------
3.08.02       Expenses                                     0             0               0               (77)
--------------------------------------------------------------------------------------------------------------
3.09          INCOME BEFORE TAX AND INTERESTS       (24,739)      (22,076)          38,568             91,171
--------------------------------------------------------------------------------------------------------------
3.10          Provision For Income Tax And               (2)             9               0                  0
              Social Contribution
--------------------------------------------------------------------------------------------------------------
3.11          Deferred Income Tax                        204           329           (432)                 79
--------------------------------------------------------------------------------------------------------------
3.12          Interests And Statutory                      0             0               0                  0
--------------------------------------------------------------------------------------------------------------
3.12.01       Interests                                    0             0               0                  0
--------------------------------------------------------------------------------------------------------------
3.12.02       Contribution                                 0             0               0                  0
--------------------------------------------------------------------------------------------------------------
3.13          Reversion Of Interest Over                   0             0               0                  0
              Company Capital
--------------------------------------------------------------------------------------------------------------
3.15          PROFIT/LOSS IN FISCAL YEAR            (24,537)      (21,738)          38,136             91,250
--------------------------------------------------------------------------------------------------------------
              Number Of Shares (Ex-treasury)      44,508,889    44,508,889      44,508,889         44,508,889
--------------------------------------------------------------------------------------------------------------
              Profit Per Share                                                     0.85682            2.05015
--------------------------------------------------------------------------------------------------------------
              Loss Per Share                       (0.55128)     (0.48840)
--------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Company Name                                          3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------

04.01 - EXPLANATORY NOTES

1. OPERATING CONTEXT

Perdigao S.A. is the holding company and in the operating context of Perdigao Companies, the main activities developed are: raising, production and slaughter of poultry (chicken, Chester(R), turkey and others) and pork, processing and/or sale of meats, frozen pasta, frozen vegetables, and soybean by-products.

2. PRESENTATION OF FINANCIAL STATEMENTS AND MAIN PRACTICES UTILIZED

The Quarterly Information - ITR, related to the third quarter of 2002, was adopted according to the same accounting practices adopted in the financial statements for the previous quarter and the fiscal year ended on December 31st, 2001. Such Quarterly Information is in accordance with the Corporate Law and the Brazilian Securities Commission ("Comissao de Valores Mobiliarios") - CVM, and is presented in thousands of Brazilian Reais.


3. TEMPORARY CASH INVESTMENTS - CONSOLIDATED

 -------------------------------------------------------------------------------
                                09.30.02 06.30.02
 -------------------------------------------------------------------------------
 LOCAL CURRENCY:
 Fixed Income Funds                                    241,388            74,062
 Interbank Deposit Certificate - CDI                   167,054            76,730
 Long Term Interest Tax - TJLP plus interest            38,384            49,207
 Total in Local Currency                               446,826           199,999
 -------------------------------------------------------------------------------
 FOREIGN CURRENCY:
 Central Bank Notes - NBC - E                          525,944           449,946
 National Treasury Notes - NTN - D                      48,368            34,491
 Others                                                 81,461            37,224
 Total in Foreign Currency                             655,773           521,661
 -------------------------------------------------------------------------------
 TOTAL                                               1,102,599           721,660
 -------------------------------------------------------------------------------
 Short term                                            830,127           424,644
 Long term                                             272,472           297,016
 -------------------------------------------------------------------------------


4. INVENTORIES - CONSOLIDATED

 -------------------------------------------------------------------------------
                                                 09.30.02            06.30.02
 -------------------------------------------------------------------------------
 Finished products                                206,899             152,595
 Goods in process                                  17,119              16,598
 Raw material                                      73,583              70,193
 Secondary material and packing                    62,387              60,018
 Animal raising (poultry, turkey and hogs)        173,301             165,110
 Advances to suppliers and imports in transit      22,700              45,918
 -------------------------------------------------------------------------------
 Total                                            555,989             510,432
 -------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Company Name                                          3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------


5. RECOVERABLE TAXES

   ----------------------------------------------------------------------------------------------------
                                                              Company               Consolidated
   ----------------------------------------------------------------------------------------------------

                                                         09.30.02     06.30.02    09.30.02    06.30.02
   ----------------------------------------------------------------------------------------------------
   State VAT (ICMS)                                             -            -      33,317      29,008
   Income Tax                                               7,433        7,220      19,078      14,516
   Federal VAT (IPI)                                            -            -      37,099      29,287
   Social Integration Program (PIS)                             -            -      15,085      10,161
   Others                                                       -            -       1,751          41
   ----------------------------------------------------------------------------------------------------
   Total                                                    7,433        7,220     106,330      83,013
   ----------------------------------------------------------------------------------------------------
   Current                                                  7,433        7,220      98,990      76,458
   Noncurrent                                                   -            -       7,340       6,555
   ----------------------------------------------------------------------------------------------------

Represented by credit of the Company and its subsidiaries that will be offset against the related tax due.

In 2002 the Company recognized credits related to the lawsuit that was contesting the decree-law that changed, the calculate method for PIS, from July/1989 to June/1995, according to the Complementary Law number 7/70. The credits recovered based on this lawsuit were R$ 18,011.

6. DEFERRED TAXES - CONSOLIDATED

---------------------------------------------------------------------------
                                                   09.30.02       06.30.02
---------------------------------------------------------------------------
Assets:
   Provision for contingencies                       36,732         35,696
   Income tax losses                                 20,072          7,898
   Social contribution tax losses                     9,360          4,196
---------------------------------------------------------------------------
Total                                                66,164         47,790
---------------------------------------------------------------------------
  Current                                            29,432         12,094
  Noncurrent                                         36,732         35,696
---------------------------------------------------------------------------
Long-term liabilities:
   Unrealizable revaluation reserve                   4,979          4,999
   Incentivated accelerated depreciation              2,676          2,808
---------------------------------------------------------------------------
Total                                                 7,655          7,807
---------------------------------------------------------------------------

The estimated maturity date to realize the taxable credits constituted on tax losses and negative base of social contribution is above 12 months, thus they are classified as current assets. The realization of new taxable credits constituted on contingencies accrual should be realized when the suits are transited and judged, so they do not have estimated maturity date to be realized, being classified as noncurrent assets.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Company Name                                          3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------


7. INVESTMENTS IN SUBSIDIARIES

[GRAPHIC OMITTED]

BRF Trading S.A., the company formed by Perdigao Agroindustrial S.A. and Sadia S.A. in equal parts is being consolidated since 03.31.02 by proportional method and the total of main groups are: current assets of R$ 827, permanent of R$ 374, current liabilities of R$ 661, noncurrent liability of R$ 490 and shareholders' equity of R$ 50.

BRF International Ltd., the company formed by Perdigao Overseas S.A. and Sadia Intenational Ltd., in equal parts is being consolidated since 06.30.02 by proportional method and the total of main groups are: current assets of R$ 2,065, permanent of R$ 517, current liabilities of R$ 1,985, noncurrent liability of R$ 553 and shareholders' equity of R$ 584.

Included in other operating income, net are: the fiscal incentive "Fundo Operacao Empresa - Fundopem", state of Rio Grande do Sul of R$ 726 (R$ 2,943 on 09.30.01), fiscal incentives for income tax and State VAT (ICMS) of R$ 57 (R$ 195 on 09.30.01), goodwill amortization of R$ 2,834 for Perdigao Agroindustrial S.A., and exchange gains on investments in foreign subsidiaries of R$ 10,332 (R$ 5,538 on 09.30.01).

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Company Name                                          3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------


8. FIXED ASSETS - CONSOLIDATED

-----------------------------------------------------------------------------------------------------------
                                                    ANNUAL DEPRECIATION
                                                               RATE (%)         09.30.02        06.30.02
-----------------------------------------------------------------------------------------------------------
Buildings and improvements                                      4 to 10          474,799         470,389
Machinery and equipment                                        10 to 20          515,075         503,823
Electrical and hydraulic facilities                                  10           34,214          32,848
Forests and reforestation                                       Various           14,747          14,602
Others                                                         10 to 20           19,168          18,266
-----------------------------------------------------------------------------------------------------------
Subtotal                                                                       1,058,003       1,039,928
-----------------------------------------------------------------------------------------------------------
(-) Depreciation and accumulated depletion                                     (298,089)       (281,670)
-----------------------------------------------------------------------------------------------------------
Sub-total                                                                        759,914         758,258
-----------------------------------------------------------------------------------------------------------
Lands                                                                             84,728          84,819
Fixed assets in course                                                            91,222          87,125
-----------------------------------------------------------------------------------------------------------
Total                                                                            935,864         930,202
-----------------------------------------------------------------------------------------------------------


On April 1st , 2002, the subsidiary Perdigao Agroindustrial S.A. sells the fixed assets and inventories of the unit located in Mococa, Sao Paulo state, for R$ 6,093, getting losses of R$ 1,698 without affected the results because of the preceding periods the company has made provision for losses.

The Company capitalized during the year 2002 an amount of R$ 5,513 related to interest over fixed assets in course. Interests are being capitalized until the amount of transfer on fixed assets in course to the asset in use, from when they are depreciated on usual taxes of depreciation.


9. DEFERRED CHARGES - CONSOLIDATED

   --------------------------------------------------------------------------------------------------------
                                                         ANNUAL AMORTIZATION RATES (%)   09.30.02  06.30.02
   --------------------------------------------------------------------------------------------------------
   Preoperating  costs  at Rio  Verde  unit -  Goias
   state                                                                            10     54,561    53,247
   Implementation of SAP R/3 integrated system                                      20     23,578    22,661
   Goodwill on acquisition of investment                                            20     18,888    18,888
   Others                                                                      various      3,338     2,700
   --------------------------------------------------------------------------------------------------------
   SUB-TOTAL                                                                              100,365    97,496
   --------------------------------------------------------------------------------------------------------
   Amortization                                                                          (25,241)  (22,373)
   --------------------------------------------------------------------------------------------------------
   TOTAL                                                                                   75,124    75,123
   --------------------------------------------------------------------------------------------------------

The preoperating costs of the Rio Verde plant, at Goias state, are being deferred and amortized in proportion to the use of the production capacity until the middle of 2003, when the plant will reach full capacity, when the rate will be 10% per year. The realization of the goodwill arising from the acquisition of Frigorifico Batavia S.A., merged into the subsidiary Perdigao Agroindustrial S.A., is based on the expectation of future profitability, estimated at 5 years.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Company Name                                          3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------


10. BANK LOANS, FINANCING AND DEBENTURES - CONSOLIDATED
 ----------------------------------------------------------------------------------------------------------
 MATURITY DATE                                                                 09.30.02         06.30.02
 ----------------------------------------------------------------------------------------------------------
 Long term:
 2003                                                                           183,016          267,485
 2004                                                                           300,067          191,574
 2005                                                                           113,717           96,000
 2006                                                                            45,371           42,872
 2007                                                                            41,819           39,439
 2008 to 2024                                                                    64,004           61,832
 ----------------------------------------------------------------------------------------------------------
 Subtotal                                                                       747,994          699,202
 ----------------------------------------------------------------------------------------------------------
 Short term                                                                   1,253,142          866,909
 ----------------------------------------------------------------------------------------------------------
 Total                                                                        2,001,136        1,566,111
 ----------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------
 Local currency                                                                 691,323          641,316
 Foreign currency                                                             1,309,813          924,795
 ----------------------------------------------------------------------------------------------------------

The bank loans, financing and debentures by type of financing and interest rates are as follows:


SHORT TERM
 -----------------------------------------------------------------------------------------------------------
 LINE                                  Annual weighted average rate              09.30.02        06.30.02
 -----------------------------------------------------------------------------------------------------------
 Local Currency:
 -----------------------------------------------------------------------------------------------------------
 Costing                        8,75%                                             212,616         118,315
 Working capital                1,27% + TJLP                                      134,838         177,440
 Fixed Assets                   2,59% + TJLP                                       52,516          49,627
 Debentures                     6,00% + TJLP                                       10,574          10,450
 -----------------------------------------------------------------------------------------------------------
 Total of local currency                                                          410,544         355,832
 -----------------------------------------------------------------------------------------------------------
 Foreign Currency:
 -----------------------------------------------------------------------------------------------------------
 Working capital                5,09% + exchange variation                        196,010         215,405
 ACC - Pre-exports              5,53% + exchange variation                        639,269         290,999
 Fixed Assets                   7,87% + exchange variation                          7,319           4,673
 -----------------------------------------------------------------------------------------------------------
 Total of foreign currency                                                        842,598         511,077
 -----------------------------------------------------------------------------------------------------------
 Total                                                                          1,253,142         866,909
 -----------------------------------------------------------------------------------------------------------

LONG TERM
 -----------------------------------------------------------------------------------------------------------
 LINE                                  Annual weighted average rate              09.30.02        06.30.02
 -----------------------------------------------------------------------------------------------------------
 Local Currency:
 -----------------------------------------------------------------------------------------------------------
 Working capital                5,72%                                              55,023          53,318
 Fixed Assets                   2,56% + TJLP                                      154,898         161,975
 Debentures                     6,00% + TJLP                                       70,858          70,191
 -----------------------------------------------------------------------------------------------------------
 Total of local currency                                                          280,779         285,484
 -----------------------------------------------------------------------------------------------------------
 Foreign Currency:
 -----------------------------------------------------------------------------------------------------------
 Working capital                 4,51% + exchange variation                       443,046         329,774
 ACC - Pre-exports               7,50% + exchange variation                         3,905          68,401
 Fixed Assets                  10,86% + exchange variation                         20,264          15,543
 -----------------------------------------------------------------------------------------------------------
 Total of foreign currency                                                        467,215         413,718
 -----------------------------------------------------------------------------------------------------------
 Total                                                                            747,994         699,202
 -----------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Company Name                                          3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------

Loans, financings and debentures of R$ 273,377 (R$ 267,782 in 06.30.02) are collateralized by the financed assets and by real estate mortgages. The other loans are guaranteed by Perdigao S.A. signature guarantees.

The subsidiary Perdigao Agroindustrial S.A. has a loan contract with the IFC - International Finance Corporation of R$ 51,646 (R$ 50,333 in 06.30.02), with final maturity on July 15, 2005. The loan contract includes clauses regarding financial ratios (current ratio, long-term debt and debt coverage) which have been complied with.

The subsidiary Perdigao Agroindustrial S.A. issued 81,950 simple debentures to the National Economic and Social Development Bank (BNDES), totally paid from
06.30.98 to 11.21.00, at a face value of R$ 1 each, with redemption from
06.15.01 to 06.15.10.


11. INCOME TAX AND SOCIAL CONTRIBUTION - CONSOLIDATED

 -------------------------------------------------------------------------------------------------------------
                                                                                    09.30.02       09.30.01
 -------------------------------------------------------------------------------------------------------------
 Income before taxes and after employees profit sharing                             (44,309)        120,457
 -------------------------------------------------------------------------------------------------------------
    Taxes at statutory rate - 34%                                                     15,065       (40,954)
 Adjustments to effective tax rate:
    Interest on capital                                                                1,836          9,071
    Tax incentives                                                                       265          1,098
    Other permanent inclusions/exclusions                                              5,405          1,578
 -------------------------------------------------------------------------------------------------------------
 Taxes                                                                                22,571       (29,207)
 -------------------------------------------------------------------------------------------------------------
 Effective tax rate                                                                 (50,94%)         24,25%
 -------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------
 Current taxes on income (IRPJ/CSSL)                                                 (7,805)       (25,352)
 Deferred taxes                                                                       30,376        (3,855)
 -------------------------------------------------------------------------------------------------------------

12. RESERVE FOR CONTINGENCIES -  CONSOLIDATED

Perdigao Companies, as the others in Brazil, are subjected to fiscal, legal, labor and other contingencies. The reserves are determined based on an analysis of the pending litigation and adjusted to reflect the amounts considered sufficient by management and legal counsel to cover eventual losses. The consolidated reserves for contingencies on 09.30.02 were as follows:


 -------------------------------------------------------------------------------------------------------------
                                                                                    09.30.02       06.30.02
 -------------------------------------------------------------------------------------------------------------
 Taxes                                                                                96,198         98,116
 Labour                                                                               12,220         11,625
 Civil, commercial and others                                                         19,593         15,387
 -------------------------------------------------------------------------------------------------------------
 Total                                                                               128,011        125,128
 -------------------------------------------------------------------------------------------------------------

Taxes: Refer to administrative and legal actions, and to ICMS credits based on the interpretation of certain standards of the states. On the federal span, there are many discussions about the uses for income tax and social contribution related to Real Plan, collection refutation of PIS and COFINS on other incomes, 1% additional social contribution over the period from June to December, 1999, based on preliminary injunctions given.

Labor: Refer to estimated losses based on history and analysis of lawsuits on individual labor complaints, principally related to overtime and inflation adjustments of wages required before Real Plan.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Company Name                                          3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------

Civil, commercial and others: Refer to lawsuits from employees who allege work related accidents, occupational diseases, traffic accidents, property losses, physic accidents and others. The losses are estimated by legal counsel based on the lawsuits history.

Perdigao Companies have escrow deposits amounting to R$ 11,348 (R$ 9,754 in June 30, 2002), for certain litigation.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Company Name                                          3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------

13. SHAREHOLDERS' EQUITY

On September 30, 2002, the capital was comprised of 44,652,384 shares, divided into 15,471,957 common shares and 29,180,427 preferred shares, all registered and without par value. Foreign investors hold 8 common shares and 4,966,373 preferred shares. Of the preferred shares held by foreign investors, 929,460 shares are equivalent to 464,730 ADRs.

On the 04.23.02 General Shareholders' Meeting the increase of Capital Stock was approved, from R$ 415,433 to R$ 490,000, without stock issue, by the capitalization of R$ 142 on Capital Reserve and R$ 74,425 on Profits Reserve. At the same date, the subsidiary Perdigao Agroindustrial S.A. increased its capital stock from R$ 374,916 to R$ 480,000, without stock issue, by Reserve capitalization.

The Company holds 143,495 shares of its own issuance, as treasury shares, acquired in previous periods with resources from income reserves at an average cost of R$ 5.68 per share, for future disposal or cancellation.

The company is authorized to increase its capital stock, independent from statutory reform, until the limit of 60,000,000 shares, divided into 20,040,000 common shares and 39,960,000 preferred shares.

Preferred shares have the same rights of common shares, except the voting right, as well as the following privileges: a) priority to receive cumulative fixed dividends, receiving net profits in equal conditions as the common shares, after the minimum dividend is assured, and b) reimbursement of capital in case of Company settlement, according to the General Shareholders' Meeting.

In agreement entered into among the majority shareholders of Perdigao S.A., on October 25, 1994, it was established that the members should take mutual advice prior to the exercise of their voting right.

Interest over company capital related to the 1st quarter of 2002 were provisioned and paid on 08.30.02 in an amount of R$5,400 and net from income tax in an amount of R$ 5,125.

Statements of Changes in Shareholders' Investment:

-----------------------------------------------------------------------------------------------------
                                   Capital Stock     Reserves of           Accumulated     Total
---------------------------------------------------------------------------
                              Capital Income Income
-----------------------------------------------------------------------------------------------------
Balance on 12.31.01                        415,433           142   257,233               -   672,808
-----------------------------------------------------------------------------------------------------
Capital Stock increase                      74,567         (142)  (74,425)               -         -
-----------------------------------------------------------------------------------------------------
Net income in the Period                         -             -         -        (21,738)  (21,738)
-----------------------------------------------------------------------------------------------------
Interest  over  Company  Capital -
R$ 0.12132  per share  outstanding
on 09.30.02                                      -             -         -         (5,400)   (5,400)
-----------------------------------------------------------------------------------------------------
Balance on 09.30.02                        490,000             -   182,808        (27,138)   645,670
-----------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Company Name                                          3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------

14. FINANCIAL INSTRUMENTS - CONSOLIDATED

Perdigao Companies have transactions involving financial instruments, exclusively in connection with their business activities, in order to reduce the exposure of operating assets and liabilities to market, currency and interest rate risks. On September 30,2002 the financial instruments were represented as follows:


 ---------------------------------------------------------------------------------------------------
                                                                    ACCOUNTANT             MARKET
                                                                         VALUE     CAPITALIZATION
 ---------------------------------------------------------------------------------------------------
 Cash and banks                                                         17,248             17,248
 Financial cash investments                                          1,102,599          1,102,599
 Clients                                                               210,543            210,543
 Investments                                                               456                456
 Loans, financings and debentures                                  (2,001,136)        (2,034,244)
 Suppliers                                                           (226,204)          (226,204)
 ---------------------------------------------------------------------------------------------------
 Total                                                               (896,494)          (929,602)
 ---------------------------------------------------------------------------------------------------

On 09.30.02 the company had assets and liabilities exposed to exchange variation, as follows:


-------------------------------------------------------------------------------------------
                                                                     09.30.02     06.30.02
-------------------------------------------------------------------------------------------
Cash, banks and temporary cash investments                            655,773      522,179
Clients                                                               106,706       75,802
Loans and financings                                              (1,309,813)    (924,795)
Suppliers                                                           (154,066)     (79,556)
-------------------------------------------------------------------------------------------
Total                                                               (701,400)    (406,370)
-------------------------------------------------------------------------------------------

In addition, the subsidiary Perdigao Agroindustrial S.A. has "swap" contracts for US Dollar versus interbank CDs in an amount of R$ 541,683 (R$ 162,131 in June 30 2002) with expiration date from Dec. 2002 to Aug. 2003. The advances on export contracts in an amount of R$ 643,174 (R$ 359,400 in June 30, 2002) have a natural "hedge" based on future exports revenues, also in US Dollars.

On September 30, 2002 the Company had gains on its swap contracts in an amount of R$ 147,053 that was registered as "Financial Revenue" in contra entry to reduce the count of loans and financings.

Regarding customers, the subsidiary Perdigao Agroindustrial S.A. adopts selection procedures and performs analysis for credit limits, maintaining allowances to cover eventual losses.

Suppliers includes cereal received on a "price to set basis", according to usual practices of the market for corn and soy, they are priced at the time of use or setting of prices. As of September 30, 2002, the balance is stated at market.

The market values of the financial assets and liabilities do not differ significantly from the corresponding values, to the extent they were agreed and registered at rates and conditions practiced in the market for operations of a similar type, risk and period. On "swap" contracts market value was determined based on the projection of the rates until the expiration of the contracts and discounted at the rate for interbank CDs.

Executive management defines the policy for financial operations and transactions, starting with the establishment of strategies and exposure limits, previously submitted to the Board of Directors.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Company Name                                          3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------

15. FINANCIAL INCOME - CONSOLIDATED
--------------------------------------------------------------------------
                                                 09.30.02        09.30.01
--------------------------------------------------------------------------
Financial expenses                              (634,450)       (352,276)
--------------------------------------------------------------------------
  Interest                                      (101,866)        (97,200)
--------------------------------------------------------------------------
  Monetary variations on liabilities            (519,351)       (241,245)
--------------------------------------------------------------------------
  Tax on bank account activity (CPMF)            (12,691)        (11,747)
--------------------------------------------------------------------------
  Other                                             (542)         (2,084)
--------------------------------------------------------------------------
Financial income                                  435,087         239,203
--------------------------------------------------------------------------
  Interest                                         48,249          64,198
--------------------------------------------------------------------------
  Monetary variations on assets                   393,406         182,425
--------------------------------------------------------------------------
  PIS/COFINS over financial income                (8,286)         (8,872)
--------------------------------------------------------------------------
  Other                                             1,718           1,452
--------------------------------------------------------------------------
Net financial expenses                          (199,363)       (113,073)
--------------------------------------------------------------------------


16. CASH FLOW - CONSOLIDATED
-----------------------------------------------------------------------------------------------------------
                                                                COMPANY                CONSOLIDATED
-----------------------------------------------------------------------------------------------------------
                                                           09.30.02     09.30.01     09.30.02     09.30.01
-----------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
-----------------------------------------------------------------------------------------------------------
 Net income in the period                                  (21,738)       91,250     (21,738)       91,250
-----------------------------------------------------------------------------------------------------------
 Depreciation, amortization and depletion                         -            -       57,609       45,086
-----------------------------------------------------------------------------------------------------------
 Goodwill amortization                                            -            -        2,835        1,937
-----------------------------------------------------------------------------------------------------------
 Equity accounting                                           32,121     (82,765)            -            -
-----------------------------------------------------------------------------------------------------------
 Exchange variation on foreign subsidiaries                (10,332)      (5,539)            -            -
-----------------------------------------------------------------------------------------------------------
 Tax incentives of subsidiaries                               (783)      (3,229)            -            -
-----------------------------------------------------------------------------------------------------------
 Interest over company capital                                5,400       26,737            -            -
-----------------------------------------------------------------------------------------------------------
 Disposal of permanent                                            -            -        (891)        1,704
-----------------------------------------------------------------------------------------------------------
                                                              4,668       26,454       37,815      139,977
-----------------------------------------------------------------------------------------------------------
Changes in working capital
-----------------------------------------------------------------------------------------------------------
 Clients                                                          -            -       45,765     (11,057)
-----------------------------------------------------------------------------------------------------------
 Inventories                                                      -            -    (237,314)     (91,087)
-----------------------------------------------------------------------------------------------------------
 Suppliers                                                        -          (4)       74,912       28,504
-----------------------------------------------------------------------------------------------------------
Taxes, payroll, related charges and other                     2,440        2,325    (133,068)        9,068
-----------------------------------------------------------------------------------------------------------
                                                              2,440        2,321    (249,705)     (64,572)
-----------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Company Name                                          3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------


16. CASH FLOW - CONSOLIDATED

-----------------------------------------------------------------------------------------------------------
                                                                COMPANY                CONSOLIDATED
-----------------------------------------------------------------------------------------------------------
                                                           09.30.02     09.30.01     09.30.02     09.30.01
-----------------------------------------------------------------------------------------------------------
Cash provided by operating activities                         7,108       28,775    (211,890)       75,405
-----------------------------------------------------------------------------------------------------------
Investments flow
-----------------------------------------------------------------------------------------------------------
 Financial cash investments                                       -            -    (383,131)       10,261
-----------------------------------------------------------------------------------------------------------
 Cash investments on permanent                              (1,426)            -    (100,274)    (135,826)
-----------------------------------------------------------------------------------------------------------
 Disposal of permanent                                            -            -        6,725          852
-----------------------------------------------------------------------------------------------------------
Cash provided by investments flow                           (1,426)            -    (476,680)    (124,713)
-----------------------------------------------------------------------------------------------------------
Loans flow
-----------------------------------------------------------------------------------------------------------
 Loans, financings and debentures                                 -            -      705,726       91,153
-----------------------------------------------------------------------------------------------------------
 Dividends and interest over company capital                (5,400)     (26,680)      (5,400)     (26,680)
-----------------------------------------------------------------------------------------------------------
 Other long term receivables and payables                     (270)      (2,113)      (6,265)      (6,933)
-----------------------------------------------------------------------------------------------------------
Cash flow from financing activities                         (5,670)     (28,793)      694,061       57,540
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and equivalents:                 12         (18)        5,491        8,232
-----------------------------------------------------------------------------------------------------------
Availabilities:
-----------------------------------------------------------------------------------------------------------
 Beginning of year                                               51           24       11,757       13,647
-----------------------------------------------------------------------------------------------------------
 End of year                                                     63            6       17,248       21,879
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                  12         (18)        5,491        8,232
-----------------------------------------------------------------------------------------------------------


17.TRANSACTIONS WITH RELATED PARTIES

The Company only owes loan transactions with Perdigao Agroindustrial S.A. Loans refer to the following amounts: a) R$ 5,580 (R$ 2,690 in June 30,2002) of loan balance; b) R$ 1,118 (R$ 1,568 in September 30,2001) of income; c) R$ 1,144 (R$
274 in September 30,2001) of expenses.

The loans are subject to interest at the average cost of funding for the Perdigao Companies. Operations between the subsidiaries are made under normal market conditions regarding prices and terms.

18. INSURANCE

On September 30, 2002 the main insurance coverage considered sufficient to cover eventual damage and other losses were: a) Named risks, fire, wind lighting, business interruption, among others risks, on property, plant and equipment and inventories, in the amount of R$ 1,035,241; b) National and international freight, with the amounts calculated based on cargo registered; c) Other coverage, such as cash, civil responsibilities, vehicles and containers.

19. OBLIGATIONS AND GUARANTEES - CONSOLIDATED

The Perdigao Companies have granted R$ 1,103,317 (R$ 915,182 in June 30, 2002) of guarantees, R$ 650,556 (R$ 644,790 in June 30,2002) of mortgages on properties and guarantees, R$ 8,631 (R$ 6,756 in June 30,2002) of fiduciary liens as collateral for loans, financing and debentures and R$ 77,212 (R$ 76,210 in June 30,2002) of mortgages on properties for the guarantee of other obligations, all in connection with normal operations.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Company Name                                          3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------

20. GOVERNMENT TAX RECOVERY PROGRAM - REFIS

On December 28, 2000, Perdigao Agroindustrial S.A. reached an agreement under the REFIS program, canceling certain litigation; the net payable on September 30, 2002, in an amount of R$ 9,940, was divided into 20 installments of R$ 497 with interest based on TJLP; it is registered on current tributary obligation in an amount of R$ 5,978, and on long term tributary and social obligation in an amount of R$ 3,962. Real estate in the amount of R$ 20,195 was pledged in guarantee of this debt.

In this quarter 12 installments were offset with tax credits acquired from third parties.

21. EMPLOYEE PROFIT SHARING

On July, 2001, the subsidiary Perdigao Agroindustrial S.A. finalized a profit sharing and results collective agreement with the labor units of the principal categories, for all employees, of up to 6% on net income before the profit sharing, based on performance indicators and results previously negotiated, being accorded on January, 2002 for 2002 and 2003 fiscal years.

22. SUPPLEMENTAL RETIREMENT PLAN

In April 1997, Perdigao - Sociedade de Previdencia Privada (a private pension foundation), sponsored by Perdigao Agroindustrial S.A., began its activities which are to provide supplemental retirement benefits for Perdigao Companies employees.

The plan is a defined contribution plan, based on the actuarial determination of benefit levels through the capitalization of contributions. At September 30,2002, the plan had 20,172 (18,913 in June 30,2002) participants and net equity of R$ 30,128 (R$ 28,724 in June 30,2002). For the quarter, contributions of the Companies were R$ 820 (R$676 in September 30,2001), of which R$ 709 (R$ 568 in September 30,2001) were for current costs and R$ 111 (R$ 108 in September 30,2001) for past service. The current liability for past service assumed at the beginning of the plan is R$ 6,564 (R$ 6,341 in June 30, 2002), updated based on the general price index - IGP - DI. This amount must be paid in at maximum 20 years from the beginning of the plan.

The assets of the plan were constituted of National Treasury Shares - NTNs and of investment funds, totaling R$ 30,222 (R$ 28,759 in June 30, 2002).

The contributions, on average, are divided on the basis of 2/3 for the sponsors and 1/3 for the participants. The actuarial calculations are made by independent actuaries, in accordance with applicable regulations; the most recent calculations were made on February 6,2002.

23. "MINI" TAX REFORM - PM N(DEGREE) 66

On August 29th, 2002, the Federal Government issued the Provisional Measure n(0)66, which states, among other subjects, the non-cumulativeness in the contribution charges for the Social Integration Program (PIS).

The Company management is found, lately, in the process of conclusion of studies, which intend to quantify the effects of this new normative over its operations starting on December 1st, 2002.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Company Name                                          3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------

24. SUBSEQUENT EVENTS


On 10.28.02 Perdigao S.A. and Sadia S.A. communicate the dissolution of the partnership, constituted on 08.29.2001, at BRF Trading S.A.. The decision was taken in a mutual agreement, which allows, henceforth, each of the former partners to perform in an independent way. The BRF Trading S.A. and BRF International Ltd., with a new Company name of BFF Trading S.A. and BFF International Ltd. will become a wholly owned subsidiary of Perdigao Agroindustrial S.A. and Perdigao Overseas S.A., respectively. The transaction totaled R$327, which refers to 50% of the Shareholder's Equity.


BOARD OF DIRECTORS
--------------------------------------------------------------------------------
Eggon Joao da Silva                                   Chairman
--------------------------------------------------------------------------------
Eliane Aleixo Lustosa                                 Vice-chairman
--------------------------------------------------------------------------------
Antonio Carlos Valente da Silva                       Board Member
--------------------------------------------------------------------------------
Carlos Eduardo da Silva Bessa                         Board Member
--------------------------------------------------------------------------------
Sebastiao Jose Martins Soares                         Board Member
--------------------------------------------------------------------------------
Biramar Nunes de Lima                                 Board Member
--------------------------------------------------------------------------------
Pedro Augusto Nardelli Pinto                          Board Member
--------------------------------------------------------------------------------



AUDIT COMMITTEE
------------------------------------------------------
Luciano Carvalho Ventura
------------------------------------------------------
Gerd Edgar Baumer
------------------------------------------------------
Hilda Turnes Pinheiro
------------------------------------------------------
Luiz Carlos Junqueira Ferreira
------------------------------------------------------
Jose Ignacio Ortuondo Garcia
------------------------------------------------------


EXECUTIVE OFFICERS
--------------------------------------------------------------------------------
Nildemar Secches              Chief Executive Officer
--------------------------------------------------------------------------------
Joao Rozario da Silva         Chief Sales Officer
--------------------------------------------------------------------------------
Wang Wei Chang                Chief Financial Officer
--------------------------------------------------------------------------------
Nelson Vas Hacklauer          Business Development Director
--------------------------------------------------------------------------------
Paulo Ernani de Oliveira      Supply Director
--------------------------------------------------------------------------------


Itacir Francisco Piccoli

Accountant - CRC - 1SC005856/S-6

                                                           x-x-x-x-x-x-x-x-x

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Company Name                                          3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------

05.01 COMMENT ON THE COMPANY'S PERFORMANCE DURING THE QUARTER

See chart 08.01 for comments.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01.01 - IDENTIFICATION

-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                       3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                                        01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------

06.01 - BALANCE SHEET - CONSOLIDATED ASSETS (IN THOUSANDS OF REAIS)

-------------------------------------------------------------------------------------------------------------
1 - Code           2 - Description               3 - 09/30/2002               4 - 06/30/2002
-------------------------------------------------------------------------------------------------------------
1                  TOTAL ASSETS                                     3,171,392                      2,670,295
-------------------------------------------------------------------------------------------------------------
1.01               CURRENT ASSETS                                   1,801,109                      1,285,387
-------------------------------------------------------------------------------------------------------------
1.01.01            Cash and Banks                                     847,375                        435,656
-------------------------------------------------------------------------------------------------------------
1.01.01.01         Cash                                                17,248                         11,012
-------------------------------------------------------------------------------------------------------------
1.01.01.02         Cash Investments                                   830,127                        424,644
-------------------------------------------------------------------------------------------------------------
1.01.02            Credits                                            210,543                        211,287
-------------------------------------------------------------------------------------------------------------
1.01.02.01         Clients                                            210,543                        211,287
-------------------------------------------------------------------------------------------------------------
1.01.03            Inventories                                        555,989                        510,432
-------------------------------------------------------------------------------------------------------------
1.01.03.01         Finished Goods                                     206,899                        152,595
-------------------------------------------------------------------------------------------------------------
1.01.03.02         Goods in Process                                    17,119                         16,598
-------------------------------------------------------------------------------------------------------------
1.01.03.03         Raw Material                                        73,583                         70,193
-------------------------------------------------------------------------------------------------------------
1.01.03.04         By-products and Packing                             62,387                         60,018
-------------------------------------------------------------------------------------------------------------
1.01.03.05         Livestock (poultry, turkey                         173,301                        165,110
                   and hogs)
-------------------------------------------------------------------------------------------------------------
1.01.03.06         Advances to Suppliers transit                       22,700                         45,918
-------------------------------------------------------------------------------------------------------------
1.01.04            Others                                             187,202                        128,012
-------------------------------------------------------------------------------------------------------------
1.01.04.01         Taxes Receivable                                    98,990                         76,458
-------------------------------------------------------------------------------------------------------------
1.01.04.02         Deferred Taxes                                      29,432                         12,094
-------------------------------------------------------------------------------------------------------------
1.01.04.03         Securities Receivable                                8,939                          8,728
-------------------------------------------------------------------------------------------------------------
1.01.04.04         Advances to suppliers                                5,106                          5,123
-------------------------------------------------------------------------------------------------------------
1.01.04.05         Other Rights                                        22,742                          8,925
-------------------------------------------------------------------------------------------------------------
1.01.04.06         Advanced Expenses                                   21,993                         16,684
-------------------------------------------------------------------------------------------------------------
1.02               NONCURRENT ASSETS                                  358,839                        379,143
-------------------------------------------------------------------------------------------------------------
1.02.01            Credits                                                  0                              0
-------------------------------------------------------------------------------------------------------------
1.02.02            Credits with Associates                                  0                              0
-------------------------------------------------------------------------------------------------------------
1.02.02.01         With Affiliates                                          0                              0
-------------------------------------------------------------------------------------------------------------
1.02.02.02         With Subsidiaries                                        0                              0
-------------------------------------------------------------------------------------------------------------
1.02.02.03         With Other Associates                                    0                              0
-------------------------------------------------------------------------------------------------------------
1.02.03            Others                                             358,839                        379,143
-------------------------------------------------------------------------------------------------------------
1.02.03.01         Cash Investments                                   272,472                        297,016
-------------------------------------------------------------------------------------------------------------
1.02.03.02         Taxes Receivable                                     7,340                          6,555
-------------------------------------------------------------------------------------------------------------
1.02.03.03         Deferred Taxes                                      36,732                         35,696
-------------------------------------------------------------------------------------------------------------
1.02.03.04         Securities Receivable                               19,750                         20,081
-------------------------------------------------------------------------------------------------------------
1.02.03.05         Legal Deposits                                      11,348                          9,754
-------------------------------------------------------------------------------------------------------------
1.02.03.06         Clients                                              8,293                          7,457
-------------------------------------------------------------------------------------------------------------
1.02.03.07         Other Rights                                         2,904                          2,584
-------------------------------------------------------------------------------------------------------------
1.03               PERMANENT ASSETS                                 1,011,444                      1,005,765
-------------------------------------------------------------------------------------------------------------
1.03.01            Investments                                            456                            440
-------------------------------------------------------------------------------------------------------------
1.03.01.01         Equity in Affiliates                                     0                              0
-------------------------------------------------------------------------------------------------------------
1.03.01.02         Equity in Subsidiaries                                   0                              0
-------------------------------------------------------------------------------------------------------------
1.03.01.02.01      Goodwill in Equity in                                    0                              0
                   Subsidiaries
-------------------------------------------------------------------------------------------------------------
1.03.01.03         Other Investments                                      456                            440
-------------------------------------------------------------------------------------------------------------
1.03.01.03.01      Interest Through Fiscal                                 74                             74
                   Incentives
-------------------------------------------------------------------------------------------------------------
1.03.01.03.02      Other Investments                                      382                            366
-------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION
-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                         3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                          01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------


06.01 - BALANCE SHEET - CONSOLIDATED ASSETS (IN THOUSANDS OF REAIS)

-------------------------------------------------------------------------------------------------------------
1- Code            2- Description                3- 09/30/2002                4- 06/30/2002
-------------------------------------------------------------------------------------------------------------
1.03.02            Fixed Assets                                       935,864                        930,202
-------------------------------------------------------------------------------------------------------------
1.03.02.01         Land                                                84,728                         84,819
-------------------------------------------------------------------------------------------------------------
1.03.02.02         Buildings and Improvements                         474,799                        470,389
-------------------------------------------------------------------------------------------------------------
1.03.02.03         Machinery and Equipment                            515,075                        503,823
-------------------------------------------------------------------------------------------------------------
1.03.02.04         Electric and hydraulic                              34,214                         32,848
                   installations
-------------------------------------------------------------------------------------------------------------
1.03.02.05         Forests and reforestation                           14,747                         14,602
-------------------------------------------------------------------------------------------------------------
1.03.02.06         Construction in progress                            91,222                         87,125
-------------------------------------------------------------------------------------------------------------
1.03.02.07         Other                                               19,168                         18,266
-------------------------------------------------------------------------------------------------------------
1.03.02.08         (-) Depreciation and                             (298,089)                      (281,670)
                   Depletion
-------------------------------------------------------------------------------------------------------------
1.03.03            Deferred Charges                                    75,124                         75,123
-------------------------------------------------------------------------------------------------------------
1.03.03.01         Preoperating Costs                                  57,899                         55,947
-------------------------------------------------------------------------------------------------------------
1.03.03.02         Implementation of Integrated                        23,578                         22,661
                   Systems
-------------------------------------------------------------------------------------------------------------
1.03.03.03         Goodwill on acquisition of                          18,888                         18,888
                   investment
-------------------------------------------------------------------------------------------------------------
1.03.03.04         (-) Amortization                                  (25,241)                       (22,373)
-------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION
-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                         3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                          01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------


06.02 - BALANCE SHEET - CONSOLIDATED LIABILITIES (IN THOUSANDS OF REAIS)

-------------------------------------------------------------------------------------------------------------
1- Code            2- Description                               3- 09/30/2002          4- 06/30/2002
-------------------------------------------------------------------------------------------------------------
2                  TOTAL LIABILITIES                                         3,171,392             2,670,295
-------------------------------------------------------------------------------------------------------------
2.01               CURRENT LIABILITIES                                       1,634,466             1,154,217
-------------------------------------------------------------------------------------------------------------
2.01.01            Loans                                                     1,242,568               856,459
-------------------------------------------------------------------------------------------------------------
2.01.01.01         Financial Institutions                                      603,299               565,460
-------------------------------------------------------------------------------------------------------------
2.01.01.02         Advance on Export Contracts                                 639,269               290,999
-------------------------------------------------------------------------------------------------------------
2.01.02            Debentures                                                   10,574                10,450
-------------------------------------------------------------------------------------------------------------
2.01.03            Suppliers                                                   226,204               152,513
-------------------------------------------------------------------------------------------------------------
2.01.04            Taxes, Charges and Contribution                              30,328                32,505
-------------------------------------------------------------------------------------------------------------
2.01.04.01         Tax Obligations                                              16,528                18,529
-------------------------------------------------------------------------------------------------------------
2.01.04.02         REFIS - Brazilian Tax Recovery Program                        5,978                 5,859
-------------------------------------------------------------------------------------------------------------
2.01.04.03         Social Contributions                                          7,822                 8,117
-------------------------------------------------------------------------------------------------------------
2.01.05            Dividends Payable                                                20                    20
-------------------------------------------------------------------------------------------------------------
2.01.06            Provisions                                                   49,954                41,438
-------------------------------------------------------------------------------------------------------------
2.01.06.01         Provisions for vacations & 13th salaries                     49,954                41,438
-------------------------------------------------------------------------------------------------------------
2.01.07            Debts with Associates                                             0                     0
-------------------------------------------------------------------------------------------------------------
2.01.08            Others                                                       74,818                60,832
-------------------------------------------------------------------------------------------------------------
2.01.08.01         Payroll                                                       7,672                 8,326
-------------------------------------------------------------------------------------------------------------
2.01.08.02         Interest Over Company Capital                                   107                 5,216
-------------------------------------------------------------------------------------------------------------
2.01.08.03         Participation payable                                            30                   117
-------------------------------------------------------------------------------------------------------------
2.01.08.04         Other Obligations                                            67,009                47,173
-------------------------------------------------------------------------------------------------------------
2.02               NONCURRENT LIABILITIES                                      891,256               845,871
-------------------------------------------------------------------------------------------------------------
2.02.01            Loans                                                       677,136               629,011
-------------------------------------------------------------------------------------------------------------
2.02.01.01         Financial Institutions                                      673,231               560,610
-------------------------------------------------------------------------------------------------------------
2.02.01.02         Advance on Export Contracts                                   3,905                68,401
-------------------------------------------------------------------------------------------------------------
2.02.02            Debentures                                                   70,858                70,191
-------------------------------------------------------------------------------------------------------------
2.02.03            Provisions                                                        0                     0
-------------------------------------------------------------------------------------------------------------
2.02.04            Debts with Associates                                             0                     0
-------------------------------------------------------------------------------------------------------------
2.02.05            Others                                                      143,262               146,669
-------------------------------------------------------------------------------------------------------------
2.02.05.01         Taxes and Benefits Obligations                                2,766                 2,223
-------------------------------------------------------------------------------------------------------------
2.02.05.02         REFIS - Tax Recovery Program                                  3,962                11,229
-------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION
-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                         3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                          01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------


06.02 - BALANCE SHEET - CONSOLIDATED LIABILITIES (IN THOUSANDS OF REAIS)

-------------------------------------------------------------------------------------------------------------
1- Code            2- Description                               3- 09/30/2002          4- 06/30/2002
-------------------------------------------------------------------------------------------------------------
2.02.05.03         Deferred Taxes                                                7,655                 7,807
-------------------------------------------------------------------------------------------------------------
2.02.05.04         Reserves for Contingencies                                  128,011               125,128
-------------------------------------------------------------------------------------------------------------
2.02.05.05         Other Obligations                                               868                   282
-------------------------------------------------------------------------------------------------------------
2.03               DEFERRED INCOME                                                   0                     0
-------------------------------------------------------------------------------------------------------------
2.04               MINORITY INTEREST                                                 0                     0
-------------------------------------------------------------------------------------------------------------
2.05               NET EQUITY                                                  645,670               670,207
-------------------------------------------------------------------------------------------------------------
2.05.01            Paid-up Capital Stock                                       490,000               490,000
-------------------------------------------------------------------------------------------------------------
2.05.02            Capital Reserves                                                  0                     0
-------------------------------------------------------------------------------------------------------------
2.05.02.01         Reserve for Fiscal Incentive                                      0                     0
-------------------------------------------------------------------------------------------------------------
2.05.03            Revaluation Reserve                                               0                     0
-------------------------------------------------------------------------------------------------------------
2.05.03.01         Owned Assets                                                      0                     0
-------------------------------------------------------------------------------------------------------------
2.05.03.02         Subsidiaries/ Affiliates                                          0                     0
-------------------------------------------------------------------------------------------------------------
2.05.04            Profit Reserves                                             182,808               182,808
-------------------------------------------------------------------------------------------------------------
2.05.04.01         Legal                                                        17,797                17,797
-------------------------------------------------------------------------------------------------------------
2.05.04.02         Statutory                                                         0                     0
-------------------------------------------------------------------------------------------------------------
2.05.04.03         For Contigencies                                                  0                     0
-------------------------------------------------------------------------------------------------------------
2.05.04.04         Profits Realizable                                                0                     0
-------------------------------------------------------------------------------------------------------------
2.05.04.05         Retained Earnings                                                 0                     0
-------------------------------------------------------------------------------------------------------------
2.05.04.06         Special for Non-distributed Dividends                             0                     0
-------------------------------------------------------------------------------------------------------------
2.05.04.07         Other profit Reserves                                       165,011               165,011
-------------------------------------------------------------------------------------------------------------
2.05.04.07.01      Expansion Reserves                                          165,826               165,826
-------------------------------------------------------------------------------------------------------------
2.05.04.07.02      Increase Capital Reserves                                         0                     0
-------------------------------------------------------------------------------------------------------------
2.05.04.07.03      Treasury Shares                                               (815)                 (815)
------------------------------------------------------------------------------------------------------------
2.05.05            Accumulated Profit/ Losses                                 (27,138)               (2,601)
-------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                         3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                          01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------


07.01 - CONSOLIDATED STATEMENT OF INCOME  (IN THOUSANDS OF REAIS)

--------------------------------------------------------------------------------------------------------------
1- Code       2- Description                   3-07/01/2002    4-01/01/2002   5-07/01/2001  6-01/01/2001 to
                                               to 09/30/2002   to 09/30/2002  to 09/30/2001 09/30/2001
--------------------------------------------------------------------------------------------------------------
3.01          GROSS INCOME FROM SALES AND/OR           851,243      2,293,847       705,583         1,912,901
              SERVICES
--------------------------------------------------------------------------------------------------------------
3.01.01       Sales In Domestic Market                 520,572      1,462,457       412,988         1,198,836
--------------------------------------------------------------------------------------------------------------
3.01.02       Exports                                  330,671        831,390       292,595           714,065
--------------------------------------------------------------------------------------------------------------
3.02          Sales Returns                           (95,597)      (281,093)      (81,140)         (243,998)
--------------------------------------------------------------------------------------------------------------
3.03          NET INCOME FROM SALES AND/OR             755,646      2,012,754       624,443         1,668,903
              SERVICES
--------------------------------------------------------------------------------------------------------------
3.04          Cost Of Goods And/Or Services          (531,634)    (1,440,055)     (404,304)       (1,129,075)
              Sold
--------------------------------------------------------------------------------------------------------------
3.05          GROSS INCOME                             224,012        572,699       220,139           539,828
--------------------------------------------------------------------------------------------------------------
3.06          OPERATING INCOME/EXPENSES              (263,973)      (617,628)     (162,946)         (408,891)
--------------------------------------------------------------------------------------------------------------
3.06.01       With Sales                             (146,189)      (383,370)     (103,385)         (270,263)
--------------------------------------------------------------------------------------------------------------
3.06.01.01    Variable                                (99,080)      (252,776)      (66,297)         (165,577)
--------------------------------------------------------------------------------------------------------------
3.06.01.02    Fixed                                   (45,371)      (125,597)      (35,687)         (100,548)
--------------------------------------------------------------------------------------------------------------
3.06.01.03    Depreciation and Amortization            (1,738)        (4,997)       (1,401)           (4,138)
--------------------------------------------------------------------------------------------------------------
3.06.02       General and Administrative              (11,162)       (33,992)      (10,043)          (28,993)
--------------------------------------------------------------------------------------------------------------
3.06.02.01    General and Administrative               (8,327)       (25,526)       (7,545)          (21,731)
--------------------------------------------------------------------------------------------------------------
3.06.02.02    Depreciation and Amortization            (1,565)        (4,458)       (1,189)           (3,503)
--------------------------------------------------------------------------------------------------------------
3.06.02.03    Management Fees                          (1,270)        (4,008)       (1,309)           (3,759)
--------------------------------------------------------------------------------------------------------------
3.06.03       Financial                              (106,644)      (199,363)      (51,007)         (113,073)
--------------------------------------------------------------------------------------------------------------
3.06.03.01    Financial Income                         277,093        435,087       104,431           239,203
--------------------------------------------------------------------------------------------------------------
3.06.03.02    Financial Expenses                     (383,737)      (634,450)     (155,438)         (352,276)
--------------------------------------------------------------------------------------------------------------
3.06.04       Other Operating Income                        22              0         1,489             3,438
--------------------------------------------------------------------------------------------------------------
3.06.05       Others Operating Expenses                      0          (903)             0                 0
--------------------------------------------------------------------------------------------------------------
3.06.06       Income On Equity                               0              0             0                 0
--------------------------------------------------------------------------------------------------------------
3.07          OPERATING INCOME                        (39,961)       (44,929)        57,193           130,937
--------------------------------------------------------------------------------------------------------------
3.08          Non-operating Income                          70            620       (1,961)           (5,181)
--------------------------------------------------------------------------------------------------------------
3.08.01       Income                                     2,188         16,727           901             2,418
--------------------------------------------------------------------------------------------------------------
3.08.02       Expenses                                 (2,118)       (16,107)       (2,862)           (7,599)
--------------------------------------------------------------------------------------------------------------
3.09          INCOME BEFORE TAX AND INTERESTS         (39,891)       (44,309)        55,232           125,756
--------------------------------------------------------------------------------------------------------------
3.10          Provision For Income Tax And             (3,171)        (7,805)       (8,633)          (25,352)
              Social Contribution
--------------------------------------------------------------------------------------------------------------
3.11          Deferred Income Tax                       18,525         30,376       (3,164)           (3,855)
--------------------------------------------------------------------------------------------------------------
3.12          Interests And Statutory                        0              0       (5,299)           (5,299)
--------------------------------------------------------------------------------------------------------------
3.12.01       Interests                                      0              0       (5,299)           (5,299)
--------------------------------------------------------------------------------------------------------------
3.12.01.01    Management Participation                       0              0             0                 0
--------------------------------------------------------------------------------------------------------------
3.12.01.02    Employees' Profit Sharing                      0              0       (5,299)           (5,299)
--------------------------------------------------------------------------------------------------------------
3.12.02       Contribution                                   0              0             0                 0
--------------------------------------------------------------------------------------------------------------
3.13          Reversion Of Interest Over                     0              0             0                 0
              Company Capital
--------------------------------------------------------------------------------------------------------------
3.14          Minority Interest                              0              0             0                 0
--------------------------------------------------------------------------------------------------------------
3.15          PROFIT/LOSS IN FISCAL YEAR              (24,537)       (21,738)        38,136            91,250
--------------------------------------------------------------------------------------------------------------
              Number Of Shares (Ex-treasury)        44,508,889     44,508,889    44,508,889        44,508,889
--------------------------------------------------------------------------------------------------------------
              Earnings Per Share                                                    0.85682           2.05015
--------------------------------------------------------------------------------------------------------------
              Loss Per Share                         (0.55128)      (0.48840)
--------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                           3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER

Dear Shareholders,

The domestic political scenario continued to generate turbulence in the market, significantly increasing the country risk, and devaluing the Brazilian real against the US dollar by 37% in the quarter and 68 over the year.

The major impacts in the quarter were provoked by the global economic slowdown, the large global supply of meat (still to be adjusted), a sharp increase in the prices of principal inputs, and sanitary questions related to exports to the European Union. The increase in grain prices in the domestic market was the result of an appreciation in the world market, a smaller corn harvest in 2002 and plans to plant less next season, and, particularly, the impact of the exchange rate devaluation on the cost of raw materials.

Within this scenario, prices in the Brazilian market for the Company's most important raw materials - corn and soybean - were in general 40% higher, and the average prices for sales abroad were 17% lower in dollars, than prices in the third quarter of 2001. Economic retraction continued in the domestic market, preventing a price pass-through and resulting in a failure to cover the significant cost increase.

Perdigao sought to minimize these impacts, offering a variety of products targeted to consumers' different needs and possibilities. The company posted a 20.6% growth in gross sales in the quarter and a 17% rise in the meat volume. Year to date Perdigao saw an increase of 19.9% in earnings and 17% in meat volume.

The company's EBITDA reached R$ 86.4 million in the quarter and R$ 212.9 million in the year. Reflecting the situation in the markets, this result was 29.2% lower in the quarter and 25.5% lower in the year compared to last year, yielding margins in relation to net sales of 11.4% and 10.6%, respectively.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                           3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER

[GRAPHIC OMITTED]

The third quarter's 11.4% EBITDA margin, in relation to net sales, is historically the second highest achieved for a third quarter result.

Even though operating profit was good, the company's net income was seriously affected by the exchange rate devaluation.

(THE INCREASES /DECREASES SHOWN BELOW ARE ALWAYS A COMPARISON OF THE 3RD QUARTER 2001 WITH THE 3RD QUARTER 2002, OR ACCUMULATED 2001 WITH ACCUMULATED 2002)

                                                                     R$ million

[GRAPHIC OMITTED]

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                           3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER

INVESTMENTS

Investments were reduced, totaling R$ 94.7 million by September - R$ 25.8 million was invested in the third quarter, 16.5% less than in the same period last year. These funds were mostly targeted to new projects, the agro-industrial complex in Rio Verde (Goias state) and the company's improvement plan.

OPERATING PERFORMANCE

PRODUCTION

Meat production rose 18.5% in the quarter, an increase of 19.5% in the year.

[GRAPHIC OMITTED]

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                           3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER

DOMESTIC MARKET

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Revenues in the domestic market increased 26.1% in the quarter and 22% in the year, while meat volume rose 17.2% and 12.9%, respectively. Elaborated/processed products had an important share in this growth, accounting for 72% of the revenues in this market in the quarter, and 74% in the year. The highlight in the quarter was the growth in sales of Other Processed Products (including pastas), whose revenues increased 59%.

Domestic market performance was affected by a sharp increase in costs which could not be passed through to sales prices. Results were assured by aggregating value to products and increasing the volume sold.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01.01 - IDENTIFICATION

-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                           3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER

Perdigao participated in the ABRAS (Brazilian Supermarket Association) fair held in Rio de Janeiro, where it demonstrated its products launched in 2002 - pot pies, flaky pastries and stuffed gnocchis. In 2002, Perdigao has offered consumers a total of 39 new products.

Domestic market performance can also be measured by market share, shown below:

[GRAPHIC OMITTED]

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                           3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER

EXPORTS

[GRAPHIC OMITTED]

The global supply of meat still remains high, with prices falling more than 17% in dollars.

Sanitary problems related to exports to the European Union, combined with the altered criteria for analyzing products and alterations in the regulations for salted products, provoked and may continue to provoke lower sales and higher expenses for exports destined to Europe.

Perdigao withdrew and destroyed all lots of chicken in which analyses conducted in Europe detected the presence of nitrofuran. For this reason, the company reinforced its processes for controlling and its trace ability of animals - even though the new methodology has not yet been ratified by the WTO. Perdigao reaffirms that it has not used any nitrofuran-based medicines for any purpose or market since April 18, 2002, date that precedes the prohibition date set by the Brazilian government.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                           3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER

In the accumulated result, Europe accounted for 30% of the company's exports, followed by the Far East with 27.1%, the non-consolidated markets with 23.5% and the Middle East, with 18.2%. The most important result in the quarter was posted in the non-consolidated markets, with a 70.5% increase. Sales to Europe rose 7.9%, despite the above-mentioned impediments.

On October 28, 2002, Perdigao acquired Sadia S.A.'s stake in BRF Trading S.A., which changed its name to BFF Trading S.A. (Brazilian Fine Foods) and is now a wholly owned subsidiary of Perdigao.

ECONOMIC AND FINANCIAL PERFORMANCE

NET SALES

Net Sales totaled R$ 755.6 million in the quarter, a 21% increase that was stimulated by value added in the domestic market and exports performance, which accounted for 44% of the total. Year-to-date growth was 20.6%, reaching R$ 2.0 billion.

[GRAPHIC OMITTED]

The 160 basis points drop in relative share for elaborated/processed products in the distribution of net sales was due to the growth of export revenues from in-natura products and a change in the value-added mix to Europe. This segment posted a 22%

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                           3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER

growth in sales and 13% growth in volume in the quarter, with a 17.3% and 11.5% growth in revenues and volume, respectively, in the year.

COSTS OF SALES

Sales costs suffered a greater impact than income, both in the quarter and in the year, due to the increase in the prices of raw materials, industrial meats, freight, fuel, insurance and electric energy. These costs intensified over the quarter as a result of the exchange rate devaluation. Extra corn stocks made by the Company in the second quarter helped the results in the third quarter, resulting in a cost increase lower than that realized in the market.

GROSS MARGIN

Perdigao's gross margin was 29.6% in the quarter, totaling R$ 224.0 million of gross profit, an increase of 1.8%. In the year, the Company's gross profit grew 6.1% to R$ 572.7 million, yielding a gross margin of 28.5%. The year 2001 proved to be more favorable to Brazilian exports. Due to the competitiveness and sanitary problems occurred (mad-cow and foot-and-mouth disease), especially in Europe, combined with lower costs, the Company managed to post higher margins in 2001 than those of this year.

OPERATING EXPENSES

Operating expenses continue to grow more than revenues, due to higher costs - mainly related to exports - such as shipping and land transport, storage and port services. The company has taken measures to reduce this external impact.

OPERATING RESULT

The good operating margin obtained in the quarter - 8.8% - resulted in an operating profit of R$ 66.7 million before financial expenses. The margin can be attributed to higher sales volume, a better product mix and an anticipated supply of corn, which helped lower costs. For the accumulated nine-month period, the Company's operating margin was 7.7%, reaching R$ 155.3 million in operating profit.

NET FINANCIAL EXPENSES

Net accounting debt rose 29.3% in the year, mainly because of the impact of the exchange rate devaluation on debt indexed to the dollar.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                           3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER

On September 30, 2002, Perdigao's exposure to foreign currency was reduced by 26%, from $121 million in the quarter ending in June 2002, to $89.2 million. With the significant devaluation that took place during the quarter, Perdigao's net financial expenses rose 109.1%, generating a negative impact on the results for anticipating financial expenses, although compensated by greater revenues from future exports.

Total gross accounting debt was to R$ 2.0 billion, with R$ 1.1 billion in cash investments, yielding a net debt of R$ 898.5 million - 139% of net equity, compared to 112% in the year before. It is important to emphasize that the high prices of the major inputs, combined with the natural growth of the business and the production of finished products for the seasonal year-end sales, demanded an increase of R$ 202.9 million in the company's stocks over the year.

NET PROFIT AND NET MARGIN

Consequences of the negative impacts mentioned above, Perdigao posted a net loss of R$ 24.5 million in the quarter, representing a negative net margin of 3.2% against a positive net margin of 6.1% in the year before. Year to date, the Company's accumulated loss reached R$ 21.7 million, with a negative net margin of 1.1% against a positive 5.5% in the first nine months of 2001.

SHAREHOLDERS' EQUITY

Net equity totaled R$ 645.7 million, 4.2% higher than on September 30, 2001, accumulating a negative return of 3.4% in the year.

On August 30, 2002, began the payments to shareholders in the form of interest on capital, approved in a meeting of the Board of Directors on March 22, 2002, at the ratio of R$ 0.12132 gross per share, in a sum of R$ 5.4 million.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                           3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER

STOCK MARKET

The instability of the global stock markets combined with the current economic situation in Brazil reflected on the Company by preventing a better performance. The traded ADR volume increased significantly, rising 93% over the year.

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                           3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER

SOCIAL BALANCE

Perdigao invested R$ 30.0 million in benefits for human resources over the year, 26.1% more than during the previous year.

The productivity index per employee performance increased 9.9% and net sales per employee rose 10.8%, despite the hiring of more than 1,900 new employees over the period. These hires were mostly for the production lines at the agro-industrial complex in Rio Verde (Goias state) and for the company's sales force.

Accumulated value added was R$ 637.8 million, 1.8% lower than the previous year.

-----------------------------------------------------------------------
Distribution of Value Added                                   YTD 2002
-----------------------------------------------------------------------
Human Resources                                                    44%
-----------------------------------------------------------------------
Taxes                                                              32%
-----------------------------------------------------------------------
Dividends                                                           1%
-----------------------------------------------------------------------
Retention                                                          -5%
-----------------------------------------------------------------------
Interest                                                           28%
-----------------------------------------------------------------------
Total                                                             100%
-----------------------------------------------------------------------

[GRAPHIC OMITTED]


CORPORATE GOVERNANCE

Perdigao was evaluated as the company which best remunerated shareholders over the past decade (1992-2001) according to the GVA-50 study conducted by the Getulio Vargas Foundation of Sao Paulo and the Boston Consulting Group.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                           3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER

PERSPECTIVES

With a maintenance of the exchange rate and good operating performance we expect better results in the fourth quarter which, traditionally is the best period for the Company due to the year-end festivities. We have a wide range of products specifically for these occasions, ranging from special poultries - Chester(R), Turkey and Freski - to products of the "Festa" (Party) line, such as ham, loin and Parma Ham, among others.

Sustained growth and the aggregation of value remain fundamental objectives, with the aim of reaching new markets, strengthening current markets, and benefiting from greater economies of scale.

The government's current plan, which seeks more trade agreements and greater exports, besides a better distribution of income to the lower classes - tends to benefit the nondurable goods sectors.


                                                Sao Paulo, October 2002.



             Eggon Joao da Silva                        Nildemar Secches
                    Chairman                     Chief Executive Officer

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                         3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                                          01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------


09.01 - INTERESTS IN SUBSIDIARIES AND/OR AFFILIATES

--------------------------------------------------------------------------------------------------------------
1.Item     2.Company/Name               3.CNPJ               4.Classification5.%Capital 6.% Investor Net
                                                                                        Equity
--------------------------------------------------------------------------------------------------------------
7.Company Type                          8. No of shares retained in the      9. No of shares retained in the
                                        quarter (units)                      previous quarter (units)
--------------------------------------------------------------------------------------------------------------
1          Perdigao Agroindustrial S.A. 86.547.619/0001-36   Private             100.00                 95.56
                                                             subsidiary
--------------------------------------------------------------------------------------------------------------
Industrial, Commercial and Others                                 44,651,416                       44,651,416
--------------------------------------------------------------------------------------------------------------
2          Perdigao Overseas S.A.       .../-                Private             100.00                  4.28
                                                             subsidiary
--------------------------------------------------------------------------------------------------------------
Industrial, Commercial and Others                                     55,655                           55,655
--------------------------------------------------------------------------------------------------------------
3          Perdigao Export Ltd.         .../-                Private             100.00                  0.00
                                                             subsidiary
--------------------------------------------------------------------------------------------------------------
Industrial, Commercial and Others                                     10,000                           10,000
--------------------------------------------------------------------------------------------------------------
4          Perdigao UK Ltd.             .../-                Private             100.00                  0.08
                                                             subsidiary
--------------------------------------------------------------------------------------------------------------
Industrial, Commercial and Others                                    300,000                                0
--------------------------------------------------------------------------------------------------------------
5          Perdigao Holland Ltd.        .../-                Private             100.00                  0.08
                                                             subsidiary
--------------------------------------------------------------------------------------------------------------
Industrial, Commercial and Others                                    200,000                                0
--------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01 - IDENTIFICATION

-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                           3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------


16.01 - OTHER RELEVANT INFORMATION

SHAREHOLDERS' COMPOSITION ON SEPTEMBER 30, 2002

-----------------------------------------------------------------------------------------------------
         SHAREHOLDERS                 COMMON         %     PREFERRED        %        TOTAL         %
                                      SHARES                  SHARES
-----------------------------------------------------------------------------------------------------
Controlling shareholders          12,339,318     79.75    10,770,005    36.91   23,109,323     51.75
-----------------------------------------------------------------------------------------------------
Management:
-----------------------------------------------------------------------------------------------------
  Board of Directors (*)           1,568,431     10.14     1,859,580     6.37    3,428,011      7.68
-----------------------------------------------------------------------------------------------------
  Executive Officers                       -         -             2        -            2         -
-----------------------------------------------------------------------------------------------------
Audit Committee                            -         -            12        -           12         -
-----------------------------------------------------------------------------------------------------
Treasury shares                        7,900      0.05       135,595     0.47      143,495      0.32
-----------------------------------------------------------------------------------------------------
Other shareholders                 1,556,308     10.06    16,415,233    56.25   17,971,541     40.25
-----------------------------------------------------------------------------------------------------
Total                             15,471,957    100.00    29,180,427   100.00   44,652,384    100.00
-----------------------------------------------------------------------------------------------------
Shares outstanding                 3,124,739     20.20    18,274,827    62.63   21,399,566     47.92
-----------------------------------------------------------------------------------------------------

(*) Including Weg S.A.


SHAREHOLDERS' COMPOSITION ON SEPTEMBER 30, 2001

-----------------------------------------------------------------------------------------------------
         SHAREHOLDERS                 COMMON         %     PREFERRED        %        TOTAL         %
                                      SHARES                  SHARES
-----------------------------------------------------------------------------------------------------
Controlling shareholders          12,339,317     79.75    10,673,605    36.58   23,012,922     51.54
-----------------------------------------------------------------------------------------------------
Management:
-----------------------------------------------------------------------------------------------------
  Board of Directors (*)           1,568,431     10.14     1,823,580     6.25    3,392,011      7.60
-----------------------------------------------------------------------------------------------------
  Executive Officers                       -         -             2        -            2         -
-----------------------------------------------------------------------------------------------------
Audit Committee                            -         -            12        -           12         -
-----------------------------------------------------------------------------------------------------
Treasury shares                        7,900      0.05       135,595     0.46      143,495      0.32
-----------------------------------------------------------------------------------------------------
Other shareholders                 1,556,309     10.06    16,547,633    56.71   18,103,942     40.54
-----------------------------------------------------------------------------------------------------
Total                             15,471,957    100.00    29,180,427   100.00   44,652,384    100.00
-----------------------------------------------------------------------------------------------------
Shares outstanding                 3,124,742     20.20    18,371,227    63.35   21,495,967     48.40
-----------------------------------------------------------------------------------------------------

(*) Including Weg S.A.

a)  Shareholders' composition  with more than 5% of voting capital on September 30, 2002:

------------------------------------------------------------------------------------------------------------
                                                   Common shares        %       Preferred shares      %
------------------------------------------------------------------------------------------------------------
Previ - Caixa Prev. Func. Bco. Brasil(*)                  2,865,318     18.52            3,972,428    13.61
Fun. Telebras Seg. Social - Sistel (*)                    2,766,917     17.88              144,889     0.50
Petros - Fund. Petrobras Seg. Soc. (*)                    2,255,562     14.58            1,905,261     6.53
Fapes (Fund. Assist. Prev. Social)-BNDES (*)              1,888,101     12.20            2,541,461     8.71
Weg S.A.                                                  1,566,862     10.13            1,768,172     6.06
Real Grandeza Fundacao de APAS(*)                         1,579,469     10.21                    -        -
Bradesco Vida e Previdencia S.A.                          1,156,411      7.47              285,720     0.98
Valia - Fund. Vale do Rio Doce(*)                           303,609      1.96            1,544,786     5.29
Telos - Fund. Embratel de Seg. Social(*)                    165,537      1.07              510,120     1.75
Previ-Banerj (*)                                            514,805      3.33              151,060     0.52
Sub-total                                                15,062,591     97.35           12,823,897    43.95
------------------------------------------------------------------------------------------------------------
Others                                                      409,366      2.65           16,356,530    56.05
------------------------------------------------------------------------------------------------------------
Total                                                    15,471,957    100.00           29,180,427   100.00
------------------------------------------------------------------------------------------------------------

(*) Shareholders that are part to a Shareholders' Agreement.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01 - IDENTIFICATION

-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                           3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------


16.01 - OTHER RELEVANT INFORMATION

a.1.) Holders of more than 5% of voting capital till the person level:

     Weg S.A.

----------------------------------------------------------------------------------------------------------
                                             COMMON SHARES          %       PREFERRED SHARES       %
Weg Participacoes e Servicos S.A. (a)              279,137,353       96.92          24,900,092       7.55
Others                                               8,862,647        3.08         305,055,108      92.45
Total                                              288,000,000      100.00         329,955,200     100.00
----------------------------------------------------------------------------------------------------------


     Weg Participacoes e Servicos S.A. (a)

------------------------------------------------------------------------------------------------------
                                          COMMON SHARES         %        PREFERRED SHARES       %
Miriam Voigt Schwartz                            9,811,864       10.96          -               -
Valsi Voigt                                      9,811,864       10.96          -               -
Cladis Voigt                                     9,811,864       10.96          -               -
Diether Werninghaus                              7,408,214        8.28          -               -
Martin Werninghaus                               7,408,214        8.28          -               -
Heidi Behnke                                     7,408,214        8.28          -               -
Tania Marisa da Silva                            5,887,866        6.58          -               -
Decio da Silva                                   5,887,866        6.58          -               -
Solange da Silva Janssen                         5,887,866        6.58          -               -
Katia da Silva Bartsch                           5,887,866        6.58          -               -
Marcia da Silva Petry                            5,887,866        6.58          -               -
Others                                           8,411,391        9.38          -               -
Total                                           89,510,955      100.00          -               -
------------------------------------------------------------------------------------------------------


     Bradesco Vida e  Previdencia S.A.

-------------------------------------------------------------------------------------------------------
                                          COMMON SHARES          %       PREFERRED SHARES       %
Bradesco Seguros S.A. (b)                       791,364,353      99.99          -               -
Others                                                   12       0.00          -               -
Total                                           791,364,365     100.00          -               -
-------------------------------------------------------------------------------------------------------


     Bradesco Seguros S.A. (b)

-------------------------------------------------------------------------------------------------------
                                          COMMON SHARES          %       PREFERRED SHARES       %
Banco Bradesco S.A. (c)                             625,316      99.66          -               -
Others                                                2,132       0.34          -               -
Total                                               627,448     100.00          -               -
-------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                           3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------


16.01 - OTHER RELEVANT INFORMATION

     Banco Bradesco S.A. (c)

--------------------------------------------------------------------------------------------------------------
                                                 COMMON SHARES         %        PREFERRED SHARES        %
Cidade de Deus Cia.  De Participacoes (d)          361,776,620,318     49.62           -                -
Fundacao Bradesco                                  120,812,774,705     16.57         16,853,193,335      2.38
Others                                             246,551,195,362     33.81        691,684,418,117     97.62
Total                                              729,140,590,385    100.00        708,537,611,452    100.00
--------------------------------------------------------------------------------------------------------------


     Cidade de Deus Cia. De Participacoes (d)

-------------------------------------------------------------------------------------------------------------
                                                 COMMON SHARES           %        PREFERRED SHARES      %
Nova Cidade de Deus  Participacoes S.A. (e)            1,895,366,023      42.61           -             -
Fundacao Bradesco                                      1,435,576,482      32.28           -             -
Lia Maria Aguiar                                         417,744,408       9.39           -             -
Lina Maria Aguiar                                        417,744,408       9.39           -             -
Others                                                   281,421,179       6.33           -             -
Total                                                  4,447,852,500     100.00           -             -
-------------------------------------------------------------------------------------------------------------


     Nova Cidade de Deus Participacoes S.A. (e)

------------------------------------------------------------------------------------------------------------
                                                  COMMON SHARES         %      PREFERRED SHARES      %
Fundacao Bradesco                                        70,840,798     46.30        162,122,728      98.35
Elo Participacoes S.A. (f)                               82,157,662     53.70         -              -
Caixa Beneficente dos Func. do Bradesco                 -               -              2,723,027       1.65
Total                                                   152,998,460    100.00        164,845,755     100.00
------------------------------------------------------------------------------------------------------------

     Elo Participacoes S.A. (f)

     There were no shareholders with more than 5% of voting capital on September 30, 2002.


------------------------------------------------------------------------------------------------------------
                                                  COMMON SHARES        %      PREFERRED SHARES       %
Total                                                   55,947,610    100.00          32,612,817     100.00
------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                           3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------


16.01 - OTHER RELEVANT INFORMATION

b) Shareholders' composition of controlling shareholders, executive officers and audit committee on September 30, 2002:

------------------------------------------------------------------------------------------------
                                          Common shares       %      Preferred shares     %
------------------------------------------------------------------------------------------------
b.1.Controlling shareholders                    12,339,318    79.75         10,770,005    36.91
b.2.Executive    officers   and   audit          1,568,431    10.14          1,859,594     6.37
committee(*)
------------------------------------------------------------------------------------------------


b.2.Executive Officers and Audit Committee
--------------------------------------------------------------------------------------------------------
                                                   Common shares       %     Preferred shares      %
--------------------------------------------------------------------------------------------------------
Board of Directors - Direct participation                     1,569    0.01              91,408    0.31
Board of Directors - Indirect participation(*)            1,566,862   10.13           1,768,172    6.06
--------------------------------------------------------------------------------------------------------
Executive Officers                                                -       -                   2    0.00
--------------------------------------------------------------------------------------------------------
Audit Committee                                                   -       -                  12    0.00
--------------------------------------------------------------------------------------------------------

(*) Indirectly beneficially of a member of the board of directors by the company Weg S.A. - 10.13% of the common shares and 6.06% of the preferred shares.

c) On September 30, 2002 there were 21,399,566 free float shares, 47.92% of total issued, an amount of 3,124,739 common shares and 18,274,827 preferred shares, representing 20.20% and 62.63% respectively.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
QUARTERLY INFORMATION - ITR - September 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01 - IDENTIFICATION

-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Description                                           3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------

17.01 - SPECIAL REVIEW REPORT

1 - TYPE OF OPINION
UNQUALIFIED OPINION

2 - OPINION
To the Managers and Shareholders of

Perdigao S.A.

1) We have executed a special review of the Quarterly Information (ITR) of PERDIGAO S.A. and subsidiaries for the period ended September 30th, 2002, comprising the balance sheet, the statement of income, the performance report and relevant information, presented in thousand of Brazilian Reais.

2) Our special review has been executed in accordance with the specific rules set forth by the Brazilian Institute of Independent Accountants (IBRACON) with the Federal Accountants Council, and consisted mainly of : (a) questioning and discussion with the officers in charge of the accounting, financial and operating areas of the Company and subsidiaries as to the main criteria adopted for preparation of the Quarterly Information; and b) review of the information and subsequent events influencing or which might have a relevant influence on the Company's and subsidiaries' financial situation and operations.

3) Based on our special review, we are not aware of any material modification which might be effected as to the previously mentioned Quarterly Information, in order to make them in compliance with the rules issued by the Securities Commission - CVM specifically applied in the preparation of the compulsory Quarterly Information.

4) The Balance Sheet (individual and consolidated) as well as the statement of income (individual and consolidated) related to the Quarter and to the nine months period ended September 30th, 2001, submitted for comparative purposes, were examined by independent accountants that issued their special review report, unqualified, on October 29th, 2001.


Blumenau (Santa Catarina state), October 28th, 2002


ERNST & YOUNG AUDITORES INDEPENDENTES S.C.
CRC- 2-SP-015.199/O-6

Luiz Carlos Passetti
Accountant - CRC- 1-SP-144.343/O-3-T-SC-S-SP